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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2007

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                   333-146373            20-4652200
         -------------                   ----------            ----------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)        Identification No.)

10 MERIDIAN STREET, EAST BOSTON, MASSACHUSETTS                      02128
----------------------------------------------                    ---------
 (Address of principal executive offices)                         (Zip Code)

                                 (617) 567-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On December 13, 2007, Meridian Interstate Bancorp, Inc. (the "Company") issued a press release in connection with the Company's stock offering, announcing that it has commenced its community offering and extended its subscription offering, both of which will terminate at 4:00 p.m., Eastern time, on December 21, 2007.

         A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              99.1       Press Release Dated December 13, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MERIDIAN INTERSTATE BANCORP, INC.


Date:  December 13, 2007                By: /s/ Richard J. Gavegnano
                                            ------------------------------------
                                            Richard J. Gavegnano
                                            Chairman and Chief Executive Officer